UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                       Date of Report: January 20, 2006
              Date of Earliest Event Reported: January 13, 2006


                            NATURAL GAS SYSTEMS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


               0-27862                                   41-1781991
--------------------------------------      ------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)


820 Gessner, Suite 1340, Houston, Texas                            77024
----------------------------------------                 -----------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (713) 935-0122
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      As reported on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on May 11, 2005, Natural Gas Systems, Inc., a Nevada corporation ("NGS"), and Rubicon Master Fund, a company organized under the laws of the Cayman Islands ("Rubicon"), entered into a Securities Purchase Agreement dated as of May 6, 2005 (the "Original Securities Purchase Agreement") pursuant to which NGS sold 1,200,000 shares of its common stock to Rubicon.

      On January 13, 2006, NGS and Rubicon entered into a Securities Purchase Agreement (the "New Securities Purchase Agreement") pursuant to which NGS has issued 160,000 additional shares of common stock to Rubicon as consideration for Rubicon's amending and restating its Registration Rights Agreement dated as of May 6, 2005 (the "Original Registration Rights Agreement") between NGS and Rubicon, which removed NGS' obligation to pay monetary damages to Rubicon if NGS failed to meet certain of its registration obligations thereunder.

      On January 13, 2006, NGS and Rubicon entered into an Amended and Restated Registration Rights Agreement (the "New Registration Rights Agreement"), which amends and restates the Original Registration Rights Agreement in its entirety. Pursuant to the New Registration Rights Agreement, NGS has agreed to file a registration statement with the Securities and Exchange Commission for the purpose of registering the resale of the 1,200,000 shares of common stock that were issued to Rubicon under the Original Securities Purchase Agreement and the 160,000 shares of common stock that have been issued to Rubicon under the New Registration Rights Agreement.

      Copies of the New Securities Purchase Agreement and the New Registration Rights Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New Securities Purchase Agreement and the New Registration Rights Agreement.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      As described in Item 1.01, NGS agreed to issue 160,000 shares of common stock to Rubicon. The shares will be issued pursuant to exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933.

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

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.     DESCRIPTION
--------------  -------------------------------------------------------------

10.1 Securities Purchase Agreement dated as of January 13, 2006 by and between Natural Gas Systems, Inc. and Rubicon Master Fund*
10.2 Amended and Restated Registration Rights Agreement dated as of January 13, 2006 by and between Natural Gas Systems, Inc. and Rubicon Master Fund

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*     Schedules and other attachments to the Securities Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-B, but will be provided to the Securities and Exchange Commission upon its request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Date:  January 20, 2006          NATURAL GAS SYSTEMS, INC.


                                       By: /s/ Robert Herlin
                                          --------------------------------------
                                          Robert Herlin, Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
--------------  -------------------------------------------------------------


10.1 Securities Purchase Agreement dated as of January 13, 2006 by and between Natural Gas Systems, Inc. and Rubicon Master Fund*
10.2 Amended and Restated Registration Rights Agreement dated as of January 13, 2006 by and between Natural Gas Systems, Inc. and Rubicon Master Fund

----------
* Schedules and other attachments to the Securities Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-B, but will be provided to the Securities and Exchange Commission upon its request.